                                The Arbor Fund
                        California Tax Exempt Portfolio
                        Institutional Tax Free Portfolio

                      Supplement Dated January 16, 1996 to
           Prospectus relating to the California Tax Exempt Portfolio and Institutional Tax Free Portfolio
                               Dated May 31, 1995

This supplement to the Prospectus supersedes and replaces any existing supplements to the Prospectus. This supplement provides new and additional information beyond that contained in the Prospectus and should be retained in conjunction with such Prospectus.

Prudential Investment Corporation resigned as investment adviser to the California Tax Exempt Portfolio and Institutional Tax Free Portfolio (each, a "Portfolio" and together, the "Portfolios"), effective as of the close of business on November 30, 1995.

On November 13, 1995, the Board of Trustees of The Arbor Fund (the "Trust") approved the selection of PNC Institutional Management Corporation ("PIMC") as investment adviser for each Portfolio, effective December 1, 1995. The Board also approved (i) the related investment advisory agreement between the Trust and PIMC with respect to the California Tax Exempt Portfolio and (ii) the related investment advisory agreement between the Trust and PIMC with respect to the Institutional Tax Free Portfolio. Each agreement, under the rules of the Securities and Exchange Commission, requires the approval of the related Portfolio's shareholders within 120 days after PIMC'S assumption of its duties. The approval will be submitted to a vote of that Portfolio's shareholders at a meeting scheduled for February 22, 1996. PIMC has been serving as investment adviser to the Portfolios for the interim period and receives a fee of .075%, which is the same fee that the prior investment adviser received. Upon the approval of each new investment advisory agreement, PIMC will receive a fee of
 .095% of the related Portfolio's average daily net assets.

PIMC is a wholly owned subsidiary of PNC Asset Management Group, Inc., which is a wholly owned subsidiary of PNC Bank National Association ("PNC Bank"). PIMC was organized in 1977 by PNC Bank to perform advisory services for investment companies and has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Asset Management Group, Inc.'s principal business address is 1835 Market Street, Philadelphia, Pennsylvania 19102, and PNC Bank has principal offices at Broad and Chestnut Streets, Philadelphia, Pennsylvania 19102. PNC Bank and its predecessors have been in the business of managing the investments of fiduciary and other accounts in the Philadelphia area since 1847. PNC Bank is a wholly owned subsidiary of PNC Bancorp, Inc., located at 3411 Silverside Road, Wilmington, Delaware 19810, and PNC Bancorp, Inc. is a wholly owned subsidiary of PNC Bank Corp. PNC Bank Corp. is a multi-bank holding company.

PNC Bank Corp., headquartered in Pittsburgh, Pennsylvania, is the twelfth largest bank holding company in the United States. Categorized as a super regional bank holding company, PNC Bank Corp. operates over 600 branch offices in six U.S. states.

PNC Financial Services Group is PNC Bank Corp.'s mutual fund complex, headquartered in Wilmington, Delaware. This group includes PIMC, PFPC Inc. (a wholly owned, indirect subsidiary of PNC Bank Corp.) and PNC Bank. In 1973, Provident National Bank (predecessor to PNC Bank) commenced advising the first institutional money market mutual fund offered in the United States.

The PNC Financial Services Group is one of the largest U.S. bank managers of mutual funds, with assets currently under management in excess of $30 billion as of November 30, 1995 (including approximately $4 billion in tax-exempt money market funds). This group, through PFPC and PFPC International Ltd. is also a leading mutual fund service provider, having contractual relationships with approximately 370 mutual funds with 3.5 million shareholders and in excess of $101 billion in assets as of November 30, 1995. Additionally, this group, through PNC Bank's Institutional Investment Service department, provides investment research to some 250 financial institutions located in the United States and abroad. PNC Bank provides custodial services for approximately $210 billion in assets including approximately $160 billion in mutual fund assets as of November 30, 1995.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

THE ARBOR FUND

                        Investment Adviser:
                        THE PRUDENTIAL INVESTMENT CORPORATION

THE ARBOR FUND (the "Trust") is an open-end management investment company that offers financial institutions ("Shareholders") a convenient means of investing their own funds, or funds for which they act in a fiduciary, agency or custodial capacity, in one or more professionally managed diversified or nondiversified portfolios of securities. This Prospectus relates to the following portfolios of the Trust (the "Portfolios"), each a money market portfolio:

                        . CALIFORNIA TAX EXEMPT PORTFOLIO
                        . INSTITUTIONAL TAX FREE PORTFOLIO

AN INVESTMENT IN THE PORTFOLIOS IS NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT. THERE IS NO ASSURANCE THAT THE PORTFOLIOS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

SHARES IN THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

This Prospectus sets forth concisely the information about the Portfolios that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated May 31, 1995, has been filed with the Securities and Exchange Commission and is available without charge by calling 1-800-545-6331. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MAY 31, 1995

2

--------------------------------------------------------------------------------

                                    SUMMARY

The Portfolios are open-end management investment companies which provide a convenient and economical way to invest in professionally managed diversified and nondiversified portfolios of securities. The following summary provides basic information about the shares of the California Tax Exempt Portfolio, a nondiversified portfolio, and the Institutional Tax Free Portfolio, a diversified portfolio (the "Portfolios"). THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MORE DETAILED INFORMATION INCLUDED ELSEWHERE IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION.

What is the Investment Objective? Each of the Portfolios seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes and, for the California Tax Exempt Portfolio, to the extent possible, California state personal income taxes. There can be no assurance that either Portfolio will achieve its investment objective or be able to maintain a net asset value of $1.00 per share on a continuous basis. See "Investment Objective."

What are the Permitted Investments? Under normal market conditions, each of the Portfolios will invest at least 80% of its assets in municipal securities which produce interest that, in the opinion of bond counsel, is exempt from federal income tax and not included as a preference item under the alternative minimum tax. In addition, the California Tax Exempt Portfolio will invest at least 65% of its assets in municipal obligations which, in the opinion of bond counsel, are exempt from California state personal income tax. These instruments will satisfy quality, maturity and other standards set by the Trust and applicable law. See "Investment Policies," "General Investment Policies and Information" and "Description of Permitted Investments."

Who is the Adviser? The Prudential Investment Corporation serves as the investment adviser of the Portfolios. See "The Adviser."

Who is the Administrator? SEI Financial Management Corporation serves as the administrator and shareholder servicing agent of the Portfolios. See "The Administrator."

Who is the Transfer Agent? DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Portfolios. See "Transfer Agent."

Who is the Distributor? SEI Financial Services Company serves as distributor of the Portfolios' shares. See "The Distributor."

How do I Purchase and Redeem Shares? Purchases and redemptions may be made through the Transfer Agent on days when the New York Stock Exchange and the Federal Reserve wire system are open for business ("Business Days"). A purchase order will be effective as of the Business Day received by the Distributor if the Distributor receives an order and payment prior to 12:00 noon, Eastern time, on such Business Day. Redemption orders must be placed prior to 12:00 noon, Eastern time, on any Business Day for the order to be effective that day. See "Purchase and Redemption of Shares."

How are Dividends Paid? Substantially all of the net investment income (exclusive of capital gain) of each Portfolio is determined and declared daily as a dividend for Shareholders of record as of the close of business on that day. Any realized net capital gain will be distributed at least annually. Dividends are paid monthly in additional shares unless the Shareholder elects to take the payment in cash. See "General Information--Dividends."

--------------------------------------------------------------------------------

3
                                EXPENSE SUMMARY

SHAREHOLDER TRANSACTION FEES

                                                        CALIFORNIA INSTITUTIONAL
                                                        TAX EXEMPT   TAX FREE
                                                        PORTFOLIO    PORTFOLIO
--------------------------------------------------------------------------------
Shareholder Transaction Fees...........................    None        None
--------------------------------------------------------------------------------
                                                        CALIFORNIA INSTITUTIONAL
ANNUAL OPERATING EXPENSES                               TAX EXEMPT   TAX FREE
(AS A PERCENTAGE OF AVERAGE NET ASSETS)                 PORTFOLIO    PORTFOLIO
--------------------------------------------------------------------------------
Advisory Fees..........................................     .08%        .08%
12b-1 Fees.............................................    None        None
Other Expenses(1)......................................     .28%        .22%
--------------------------------------------------------------------------------
Total Operating Expenses(2)............................     .36%        .30%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(1) The Administrator has agreed to waive a portion of its fee in an amount that operates to limit total operating expenses to not more than .30% of the Institutional Tax Free Portfolio's average daily net assets. Absent voluntary waivers of fees, administration fees, as a percentage of average daily net assets, would be .30% for the Institutional Tax Free Portfolio. Fee waivers by the Administrator are voluntary and may be terminated at any time in its sole discretion. Additional information may be found under "The Administrator" and "The Distributor."
(2) Absent the voluntary fee waivers described above, total operating expenses would be .46% for the Institutional Tax Free Portfolio.

EXAMPLE

------------------------------------------------------------------------------
                                                   1 YR. 3 YRS. 5 YRS. 10 YRS.
------------------------------------------------------------------------------
An investor would pay the following expenses on a
 $1,000 investment assuming (1) 5% annual return
 and (2) redemption at the end of each time peri-
 od:
California Tax Exempt Portfolio................... $4.00 $13.00 $22.00 $51.00
Institutional Tax Free Portfolio.................. $3.00 $10.00 $17.00 $38.00
------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of this table is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Portfolios. A person who purchases shares through a financial institution may be charged separate fees by that institution. Additional information may be found under "The Adviser," "The Administrator" and "The Distributor."

4

FINANCIAL HIGHLIGHTS

The following information has been audited by Price Waterhouse LLP, the Trust's independent accountants, as indicated in their report dated March 13, 1995 on the Trust's financial statements as of January 31, 1995 included in the Trust's Statement of Additional Information under "Financial Statements." Additional performance information is set forth in the 1995 Annual Report to Shareholders and is available upon request and without charge by calling 1-800-545-6331. This table should be read in conjunction with the Trust's financial statements and notes thereto.

For a Share Outstanding Throughout the Period

                            CALIFORNIA TAX EXEMPT      INSTITUTIONAL TAX FREE
                                  PORTFOLIO                  PORTFOLIO
                          -------------------------- --------------------------
                          02/01/94 TO 10/06/93(1) TO 02/01/94 TO 10/06/93(1) TO
                           01/31/95      1/31/94      01/31/95      1/31/94
-------------------------------------------------------------------------------
Net Asset Value, Begin-
 ning of Period.........   $   1.00      $   1.00     $   1.00      $   1.00
-------------------------------------------------------------------------------
Investment Operations:
 Net Investment Income..      0.027         0.007        0.028         0.007
 Net Realized and
  Unrealized Gains
  (Losses) on
  Securities............     (0.008)          --           --            --
-------------------------------------------------------------------------------
 Total from Investment
  Operations............      0.019         0.007        0.028         0.007
-------------------------------------------------------------------------------
Less Distributions:
 Dividends from Net In-
  vestment Income.......     (0.027)       (0.007)      (0.028)       (0.007)
-------------------------------------------------------------------------------
 Total Distributions....     (0.027)       (0.007)      (0.028)       (0.007)
-------------------------------------------------------------------------------
Contribution of Capital.      0.008           --           --            --
-------------------------------------------------------------------------------
Net Asset Value, End of
 Period.................   $   1.00      $   1.00     $   1.00      $   1.00
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Return(2).........       2.79%         2.17%*       2.80%         2.20%*
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Pe-
 riod (000).............   $396,004      $402,814     $113,724      $130,768
Ratio of Expenses to Av-
 erage Net Assets.......       0.28%         0.28%*       0.30%         0.30%*
Ratio of Expenses to
 Average Net Assets
 (Excluding Waivers)....       0.34%         0.34%*       0.46%         0.47%*
Ratio of Net Investment
 Income to Average Net
 Assets.................       2.72%         2.14%*       2.73%         2.17%*
Ratio of Net Investment
 Income to Average Net
 Assets (Excluding Waiv-
 ers)...................       2.66%         2.08%*       2.57%         2.00%*
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 *  Annualized
(1) Commenced operations on October 6, 1993.
(2) The total return for 1995 includes the effect of a capital contribution from an affiliate of the Adviser. Without the capital contribution, the total return for the California Tax Exempt Portfolio would have been .74%.

5

THE PORTFOLIOS AND THE TRUST

This Prospectus offers shares of the California Tax Exempt Portfolio and the Institutional Tax Free Portfolio (each a "Portfolio"). The Portfolios are two separate investment portfolios of The Arbor Fund (the "Trust"), an open-end management investment company. The California Tax Exempt Portfolio (the "California Portfolio") is a nondiversified portfolio and the Institutional Tax Free Portfolio (the "Institutional Portfolio") is a diversified portfolio, as described below. The Portfolios are offered together in order to provide investors with an investment alternative.

INVESTMENT OBJECTIVE

The investment objective of each Portfolio is to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes, and for the California Portfolio to the extent possible, California state personal income taxes. There is no assurance that a Portfolio's investment objective will be met.

Each Portfolio intends to comply with regulations of the Securities and Exchange Commission ("SEC") applicable to money market funds using the amortized cost method for calculating net asset value. These regulations impose certain quality, maturity and diversification restraints on investments by each Portfolio. Under these regulations, each Portfolio will invest only in U.S. dollar denominated securities, will maintain an average maturity on a dollar-weighted basis of 90 days or less, and will acquire only "eligible securities" that present minimal credit risks and have a maturity of 397 days or less. For a further discussion of these rules, see the "Description of Permitted Investments."

INVESTMENT POLICIES

THE CALIFORNIA PORTFOLIO invests, under normal market conditions, at least 80% of its assets in municipal securities which produce interest that, in the opinion of bond counsel, is exempt from federal income tax and not included as a preference item under the federal alternative minimum tax ("AMT"). This investment policy is a fundamental policy of the Portfolio. At least 65% of the Portfolio's assets will be invested in municipal obligations which, in the opinion of bond counsel, are exempt from California state personal income tax. These constitute municipal obligations of the State of California and its political subdivisions or municipal authorities and municipal obligations issued by territories or possessions of the United States.

Municipal securities that the Portfolio may purchase consist of municipal bonds, municipal notes, tax exempt commercial paper and participations in instruments issued in connection with lease obligations or installment purchase contract obligations of municipalities ("municipal lease obligations") that are rated, at the time of investment, by at least two nationally recognized statistical rating organizations (each, an "NRSRO") (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality by the Portfolio's investment adviser (a "first tier security"), or rated according to the foregoing criteria in the second highest short-term rating category or, if unrated, determined to be of comparable quality by the Portfolio's investment adviser (a "second tier security").

Some municipal obligations produce interest which, while exempt from ordinary federal income tax, is subject to the AMT.

The Portfolio's concentration in investments in California municipal securities involves greater risks than if its investments were more diversified. These risks result from (1) provisions in the California Constitution and other statutes that limit the taxing and spending authority of California government entities, (2) the general financial condition of the State of California, and
(3) a variety of California laws and regulations that may affect, directly or indirectly, California municipal securities. The ability of issuers of municipal securities to pay interest on, or repay principal of, municipal securities may be

6

impaired as a result. A more complete description of these risks is contained in the Statement of Additional Information.

The Portfolio will invest in short-term securities, or in commitments to purchase such securities on a when-issued or delayed delivery basis. Under normal market conditions, the adviser has discretion to invest up to 20% of the Portfolio's assets in taxable money market instruments (including repurchase agreements) and securities subject to the AMT. For temporary defensive purposes when the Adviser determines that market conditions warrant, the Portfolio may invest up to 100% of its assets in municipal obligations of other states or taxable money market instruments (including repurchase agreements, U.S. Treasury securities and instruments of certain U.S. commercial banks or savings and loan institutions).

Taxable money market instruments in which the Portfolio may invest consist of U.S. Treasury bills, other marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, whether or not backed by the full faith and credit of the United States Treasury; commercial paper; instruments of U.S. commercial banks or savings and loan institutions (not including foreign branches of U.S. banks or U.S. branches of foreign banks) which are members of the Federal Reserve System, the Bank Insurance Fund and Savings Association Insurance Fund of the Federal Deposit Insurance Corporation and which have total assets of $1 billion or more as shown on their last published financial statements at the time of investment; and repurchase agreements involving any of such obligations.

The Portfolio is a non-diversified investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), which means that more than 5% of its assets may be invested in one or more issuers, although the Adviser does not intend to invest more than 10% of its assets in any single issuer with the exception of securities which are issued or guaranteed by the U.S. Government. Since a relatively high percentage of assets of the Portfolio may be invested in the obligations of a limited number of issuers, the value of shares of the Portfolio may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company.

Shares of the California Tax Exempt Portfolio are offered only to residents of states in which the shares are eligible for purchase.

For additional information regarding risks and permitted investments, see "Description of Permitted Investments" in this Prospectus and the Statement of Additional Information.

THE INSTITUTIONAL PORTFOLIO invests in U.S. dollar denominated municipal securities of issuers located in all fifty states, the District of Columbia, Puerto Rico and other U.S. territories and possessions. At least 80% of the Portfolio's total assets will be invested in securities the interest on which is exempt from federal income taxes and not included as a preference item under the AMT, based on opinions from bond counsel for the issuers. This investment policy is a fundamental policy of the Portfolio.

Municipal securities that the Portfolio may purchase consist of municipal bonds, municipal notes, tax-exempt commercial paper and municipal lease obligations that are rated, at the time of investment, by at least two NRSROs (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality by the Portfolio's investment adviser (a "first tier security"), or rated according to the foregoing criteria in the second highest short-term rating category or, if unrated, determined to be of comparable quality by the Portfolio's investment adviser (a "second tier security").

The Portfolio will invest in short-term securities, in commitments to purchase such securities on a when-issued or delayed delivery basis. Under normal market conditions, the adviser has discretion to invest up to 20% of the Portfolio's assets in

7

taxable money market instruments (including repurchase agreements) and securities subject to the AMT. Taxable money market instruments in which the Portfolio may invest are the same as those described above under the California Portfolio.

The Portfolio is a diversified investment company, as defined in the 1940 Act and, accordingly, is subject to the first limitation set forth in "Investment Limitations" below.

For additional information regarding risks and permitted investments, see "Description of Permitted Investments" in this Prospectus and the Statement of Additional Information.

GENERAL INVESTMENT POLICIES AND INFORMATION

The Portfolios may invest in when-issued or delayed delivery securities and variable and floating rate obligations. When investing in when-issued securities, the Portfolios will not accrue income until delivery of the securities and will invest in such securities only for purposes of actually acquiring the securities and not for the purpose of leveraging. In addition, the Portfolios reserve the right to engage in securities lending.

Each Portfolio also reserves the right to purchase securities on a standby commitment or put basis. There will be no limit to the percentage of portfolio securities that a Portfolio may purchase subject to a standby commitment or put but the amount paid directly or indirectly for a standby commitment held by a Portfolio will not exceed 1/2 of 1% of the value of the total assets of the Portfolio. Furthermore, each Portfolio will not invest more than 10% of its net assets in securities which are considered to be illiquid.

The Portfolios intend to satisfy the diversification requirements necessary to qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), by limiting their investments so that, at the close of each quarter of the taxable year, (a) not more than 25% of the market value of the Portfolio's total assets is invested in the securities (other than U.S. Government securities) of a single issuer and (b) at least 50% of the market value of the Portfolio's total assets is represented by (i) cash and cash items, (ii) U.S. Government securities and (iii) other securities limited in respect to any one issuer to an amount not greater in value than 5% of the market value of the Portfolio's total assets and to not more than 10% of the outstanding voting securities of such issuer.

State, municipal and other short-term notes having the highest rating are of the best quality. They have strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing or both. Short-term municipal securities rated in the second highest short-term rating category are of high quality. Margins of protection are ample although not so large as in the preceding group. Bonds rated AA, the second highest rating category, qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from the highest rated issues only in small degree. Together with the highest rated bonds, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in the highest rated bonds.

In the event a security owned by a Portfolio is downgraded below the rating categories described in the section "Investment Policies", the Portfolios' investment adviser will review and take appropriate action with regard to such security.

INVESTMENT LIMITATIONS

The following investment limitations and the investment objective of each Portfolio are fundamental policies and cannot be changed with respect to a Portfolio without the consent of the holders of a majority of that Portfolio's outstanding shares.

8

A Portfolio may not:

 1. Purchase any securities which would cause more than 25% of the total assets of the Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies, instrumentalities and repurchase agreements involving such securities or, for the California Portfolio, to investments in tax-exempt securities issued by governments or political subdivisions of governments.

 2. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of the total assets of the Portfolio. All borrowings will be repaid before making additional investments and any interest paid on such borrowings will reduce the income of the Portfolio.

In addition, the Institutional Portfolio may not purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer; provided that the Portfolio may invest up to 25% of its total assets without regard to this restriction as permitted by applicable law.

The foregoing percentages will apply at the time of the purchase of a security. Additional investment limitations, identified as either fundamental or not, are set forth in the Statement of Additional Information.

THE ADVISER

The Prudential Investment Corporation ("Prudential" or the "Adviser") serves as investment adviser to the Portfolios pursuant to an investment advisory agreement (the "Advisory Agreement") with the Trust. Under the Advisory Agreement, the Adviser makes the investment decisions for the assets of the Portfolios and continuously reviews, supervises and administers each Portfolio's investment program. The Adviser is independent of SEI Financial Management Corporation (the "Administrator") and discharges its responsibilities subject to the supervision of, and policies established by, the Trustees of the Trust.

Prudential, Two Gateway Center, Newark, New Jersey 07102-5096, was incorporated in 1984 in the State of New Jersey. The Adviser is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential Insurance"), a mutual insurance company, and engages in investment advisory services for investment companies, employee retirement plans and other institutions, and its parent. The Adviser and its predecessor, which was a division of Prudential Insurance, have been active since 1980 in managing portfolios of municipal securities and have provided investment advisory service to investment companies since March 1968. As of December 31, 1994, total assets under management for the Adviser were approximately $233.5 billion, of which $6.7 billion were municipal securities portfolios, including 28 investment companies or series funds of such companies.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .075% of the average daily net assets of each of the California Portfolio and the Institutional Portfolio up to $300 million; .070% of the average daily net assets of each such Portfolio from $300 million to $500 million; and .050% of each such Portfolio's assets over $500 million. For the fiscal year ended January 31, 1995, the Portfolios paid the Adviser an advisory fee, as a percentage of average daily net assets, of .075% for the California Portfolio and .075% for the Institutional Portfolio.

THE ADMINISTRATOR

SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, PA 19087 a wholly-owned subsidiary of SEI Corporation ("SEI"), provides the Portfolios with administrative services, other than

9

investment advisory services, regulatory reporting, all necessary office space, equipment, personnel and facilities, pursuant to an administration agreement with the Trust (the "Administration Agreement"). The Administrator also serves as the shareholder servicing agent of the Trust under the terms of the Administration Agreement.

For its services, the Administrator is entitled to a fee which is calculated daily and paid monthly at an annual rate of .23% of the average daily net assets of the California Portfolio and .30% of the average daily net assets of the Institutional Portfolio. The Administrator has voluntarily agreed to waive a portion of its fee in order to limit annual operating expenses (as a percentage of average daily net assets) to .30% of the Institutional Portfolio. The Administrator reserves the right, in its sole discretion, to terminate this voluntary fee waiver at any time. For the fiscal year ended January 31, 1995, the Portfolio paid the Administrator an administration fee, as a percentage of average daily net assets, of .18% of the California Portfolio and .15% of the Institutional Portfolio.

THE TRANSFER AGENT

DST Systems, Inc., P.O. Box 419947, Kansas City, Missouri 64141-6947 (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Portfolios under a transfer agency agreement with the Trust.

THE DISTRIBUTOR

SEI Financial Services Company (the "Distributor"), 680 East Swedesford Road, Wayne, Pennsylvania, 19087, a wholly-owned subsidiary of SEI, serves as the distributor of the Portfolios' shares pursuant to a distribution agreement with the Trust (the "Distribution Agreement"). The Distributor receives no fee for its services. Financial institutions that are the record owner of shares for the account of their customers may impose separate fees for account services to their customers.

The Distributor may, from time to time and at its own expense, provide promotional incentives in the form of cash or other compensation to certain financial institutions and intermediaries whose registered representatives have sold or are expected to sell significant amounts of the shares of a Portfolio. Such other compensation may take the form of payments for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives to places within or outside of the United States.

PURCHASE AND REDEMPTION OF SHARES

Shares are sold primarily to financial institutions, for the investment of funds for which they act in a fiduciary, agency or custodial capacity. Shares are sold without distribution fees, although financial institutions may charge their customer accounts for services provided in connection with the purchase of shares. Information concerning these services and any charges will be provided to customers by the financial institution. Shares will be held of record by the financial institutions, although customers may have the right to vote the shares depending upon the terms of their relationship with the financial institution. Confirmations of share purchases and redemptions will be sent to the financial institution as the shareholder of record.

Purchases and redemptions of shares of a Portfolio may be made on days when the New York Stock Exchange and the Federal Reserve wire system are open for business ("Business Days").

There are no minimum initial investment or subsequent investment amounts applicable to the purchase of shares of the Portfolios.

A purchase order will be effective as of the day received by the Transfer Agent and eligible to receive dividends declared the same day if the Transfer Agent receives the order before 12:00 noon, Eastern time, and the Custodian receives Federal funds before the close of business on such day. Otherwise, the purchase order will be effective the next Business Day assuming Federal funds are

10

received by the close of business on such day. The purchase price is the net asset value per share next computed after the order is received and accepted by the Trust. The net asset value per share of a Portfolio is determined by dividing the total value of its investments and other assets, less any liabilities, by its total outstanding shares. The net asset value per share is calculated as of 12:00 noon, Eastern Time, each Business Day based on the amortized cost method described in the Statement of Additional Information.

The Trust reserves the right to reject a purchase order when the Distributor and Transfer Agent determines that it is not in the best interest of the Trust or Shareholder(s).

Redemption orders may be made any time before 12:00 noon, Eastern Time, in order to receive that day's redemption price. For redemption orders received before 12:00 noon, Eastern Time, payment will be made the same day by transfer of Federal Funds. Otherwise, payment will be made on the next Business Day. The redemption price is the net asset value per share of the Portfolio next determined after receipt by the Transfer Agent of the redemption order. Redeemed shares are entitled to dividends declared the day the redemption order is effective.

Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the Transfer Agent for effectiveness the same day. Customers should contact their financial institution for information as to the institution's procedures for transmitting purchase, exchange or redemption of shares to the Fund. Customers who desire to transfer the registration of shares beneficially owned by them but held of record by a financial institution should contact the institution to accomplish such change. Other Shareholders who desire to transfer the registration of their shares should contact the Transfer Agent to accomplish such change.

The purchase price and the redemption price are expected to remain constant at $1.00 per share.

COMPUTATION OF YIELD

From time to time a Portfolio advertises its "current yield," "effective compound yield" and "tax equivalent yield." These yield figures are based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields. The "current yield" of the Portfolio refers to the income generated by an investment in a Portfolio over a stated seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. The "tax equivalent yield" is calculated by determining the rate of return that would have been achieved on a fully taxable investment to produce the after-tax equivalent of the Portfolio's yield, assuming certain tax brackets for a Shareholder.

Each Portfolio may periodically compare performance to other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds or to unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs.

TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of each Portfolio or its Shareholders. Accordingly, Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.

11

State and local tax consequences of an investment in the Portfolios may differ from the federal income tax consequences described below. Additional information concerning taxes is set forth in the Statement of Additional Information.

TAX STATUS OF A PORTFOLIO:

Each Portfolio is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other portfolios. Each Portfolio intends to qualify for the special tax treatment afforded regulated investment companies as defined under Subchapter M of the Code so as to be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to Shareholders.

TAX STATUS OF DISTRIBUTIONS:

Each Portfolio will distribute all of its net investment income (including, for this purpose, net short-term capital gains) to Shareholders. Dividends from net investment income will be taxable to Shareholders as ordinary income whether received in cash or in additional shares. Dividends from net capital gains (the excess of net long-term capital gain over net short-term capital loss) will be treated as long-term capital gains, regardless of how long the Shareholder has held shares. Corporate shareholders should note that Portfolio distributions will not qualify for the dividends-received deduction that is generally available to corporate taxpayers.

If, at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio's total assets consists of obligations the interest on which is excludable from gross income, the Portfolio may pay "exempt-interest dividends" to its Shareholders. Those dividends constitute the portion of the aggregate dividends designated by the Portfolio equal to the excess of the excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a Shareholder's gross income for federal income tax purposes but may have certain collateral federal tax consequences as described in the Statement of Additional Information.

Current federal tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Portfolio to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of "exempt-interest" dividends.

Interest on indebtedness incurred or continued by a Shareholder in order to purchase or carry shares of the Portfolios is not deductible for federal income tax purposes. Furthermore, the Portfolio may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development private activity bonds. Such persons should consult their advisers before purchasing shares. A "substantial user" is defined generally to include "certain persons" who regularly use in their trade or business a part of a facility financed from the proceeds of such bonds.

Interest received on direct U.S. Treasury obligations is exempt from tax at the state level when received directly and may be exempt, depending on the state, when received by a Shareholder from a Portfolio provided certain conditions are satisfied. Interest received on repurchase agreements collateralized by U.S. Government obligations normally is not exempt from state taxation. Each Portfolio will inform Shareholders annually of the percentage of income and distributions derived from direct U.S. Treasury obligations. Shareholders should consult their tax advisors to determine whether any portion of the income dividends received from a Portfolio is considered tax exempt in their particular states.

Each Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.

Dividends declared by a Portfolio in October, November or December of any year and payable to

12

Shareholders of record on a date in such a month will be deemed to have been paid by the Portfolio and received by the Shareholders on December 31 of the year declared if paid by the Portfolio during the following January. The Portfolios make annual reports to Shareholders of the Federal income tax status of dividends and distributions, and with respect to the California Portfolio, the annual report provides the tax status of such dividends and distributions with respect to California state personal income tax.

CALIFORNIA TAXES

The California Portfolio intends to qualify to pay dividends to Shareholders that are exempt from California personal income tax ("California exempt-interest dividends"). The Portfolio will qualify to pay California exempt-interest dividends if (1) at the close of each quarter of the Portfolio's taxable year, at least 50 percent of the value of the Portfolio's total assets consists of obligations the interest on which would be exempt from California personal income tax if the obligations were held by an individual ("California Portfolio Obligations") and (2) the Portfolio continues to qualify as a regulated investment company.

If the Portfolio qualifies to pay California exempt-interest dividends, dividends distributed to Shareholders will be considered California exempt-interest dividends if they meet certain requirements. See the Statement of Additional Information. The Portfolio will notify Shareholders of the amount of exempt-interest dividends each year.

Corporations subject to California franchise tax that invest in the Portfolio may not be entitled to exclude California exempt-interest dividends from income.

Dividend distributions that do not qualify for treatment as California exempt-interest dividends (including those dividend distributions to Shareholders taxable as long-term capital gains for federal income tax purposes) will be taxable to Shareholders at ordinary income tax rates for California personal income tax purposes to the extent of the Portfolio's earnings and profits.

Interest on indebtedness incurred or continued by a Shareholder in connection with the purchase of shares of the Portfolio will not be deductible for California personal income tax purposes if the Portfolio distributes California exempt-interest dividends.

The foregoing is a general, abbreviated summary of certain of the provisions of the California Revenue and Taxation Code presently in effect as they directly govern the taxation of Shareholders subject to California personal income tax. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Portfolio transactions. Shareholders are advised to consult with their own tax advisors for more detailed information concerning California tax matters.

GENERAL INFORMATION

THE TRUST

The Trust is an open-end management investment company that has diversified and non-diversified portfolios. The Trust is organized as a Massachusetts Business Trust under a Declaration of Trust dated July 24, 1992. The Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of shares within each portfolio. All consideration received by the Trust for shares of any portfolio and all assets of such portfolio belong to that portfolio and are subject to liabilities related thereto.

The Trust pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to Shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

13

Please refer to "Financial Highlights" in this Prospectus for more information regarding the Portfolios' expenses.

TRUSTEES OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

VOTING RIGHTS

Each share held entitles the Shareholder of record to one vote. Each portfolio or class will vote separately on matters relating solely to that portfolio or class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of Shareholders but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting.

REPORTING

The Trust issues unaudited financial information semiannually and audited financial statements annually. The Trust furnishes proxy statements and other reports to Shareholders of record.

SHAREHOLDER INQUIRIES

Shareholder inquiries should be directed to DST Systems, Inc., P.O. Box 419947, Kansas City, Missouri 64141-6947 or calling 1-800-808-4920.

DIVIDENDS

Substantially all of the net investment income (exclusive of capital gains) of each Portfolio is determined and declared on each Business Day as a dividend for Shareholders of record as of the close of business on that day. Dividends are paid by the Portfolio in additional shares, unless the Shareholder has elected to take such payment in cash, on the first business day of each month. Shareholders may change their election by providing written notice to the Administrator at least 15 days prior to the distribution. Currently, capital gains of the Portfolio, if any, are distributed at least annually.

COUNSEL AND INDEPENDENT ACCOUNTANTS

Morgan, Lewis & Bockius serves as counsel to the Trust. Price Waterhouse LLP serves as the independent accountants of the Trust.

CUSTODIAN

CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, PA 19101 (the "Custodian"), acts as custodian of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

DESCRIPTION OF PERMITTED INVESTMENTS

The following is a description of certain of the permitted investments for each
Portfolio:

COMMERCIAL PAPER--Commercial paper is a term used to designate unsecured short-term promissory notes issued by banks, municipalities, corporations and other entities. Maturities on these issues vary from a few to 270 days.

MUNICIPAL SECURITIES--Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.

14

General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility (tolls from a toll bridge, for example). Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Municipal securities include both municipal notes and municipal bonds. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes and participation interests in municipal notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds and participation interests in municipal bonds.

The Portfolios may purchase municipal lease obligations, including certificates of participation ("COPs") in municipal leases. The Portfolios may acquire municipal lease obligations that may be assigned by the lessee to another party provided the obligation continues to provide tax-exempt interest. The Portfolios will not purchase municipal lease obligations to the extent they hold municipal lease obligations and illiquid securities in an amount exceeding 10% of their respective total assets unless the Adviser determines that the municipal lease obligations are liquid pursuant to guidelines established by the Board of Trustees of the Trust. Pursuant to these guidelines, the Advisor, in making this liquidity determination, will consider, among other factors, the strength and nature of the secondary market for such obligations, the prospect for its future marketability and whether such obligations are rated. The Board of Trustees of the Trust will be responsible for determining the credit quality of unrated municipal leases, on an ongoing basis, including an assessment of the likelihood that the lease will not be cancelled. In addition, the Portfolios may purchase participation interests in other municipal securities (such as industrial development bonds).

Restrictions on Investments in Municipal Securities. The Adviser may not invest more than 25% of a Portfolio's assets in municipal securities the interest on which is derived from revenues of similar type projects. This restriction does not apply to municipal securities in any of the following categories: public housing authorities; general obligations of states and localities; state and local housing finance authorities; or municipal utilities systems. Moreover, in seeking to attain its investment objective a Portfolio may invest all or any part of its assets in municipal securities that are industrial development bonds.

Economic, business, or political developments might affect all municipal securities of a similar type. To the extent that a significant portion of a Portfolio's assets are invested in municipal securities payable from revenues on similar projects, the Portfolio will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Portfolio's assets were not so invested. For example, certain municipal securities may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue and legislation may have the effect of limiting ad valorem taxes on real property or restricting the ability of taxing entities to increase real property tax revenues. Municipal securities that are payable only from the revenues derived from a particular facility, such as a utility or housing project, may be adversely affected by laws or regulations that make it more difficult for the particular facility to generate revenues sufficient to pay such interest and principal, including, among others, laws and regulations that limit the amount of fees, rates or other charges that may be imposed for use of the facility or that increase competition among facilities of that type or that limit or otherwise have the effect of reducing the use of such facilities generally, thereby reducing the revenues generated by the particular facility. If the payment of interest

15

and principal on municipal securities are insured in whole or in part by a government created fund, the municipal securities may be adversely affected by laws or regulations that restrict the aggregate insurance proceeds available for payment of principal and interest in the event of a default on such securities. State and local tax revenues generally mirror economic conditions and may be adversely affected by regional or national recessions.

REPURCHASE AGREEMENTS--Repurchase agreements are agreements by which a Portfolio obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The Custodian will hold the security as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 102% of the repurchase price. The Portfolio bears a risk of loss in the event the other party defaults on its obligations and the Portfolio is delayed in or prevented from disposing of the collateral securities or if the Portfolio realizes a loss in the sale of the collateral securities. The Portfolio will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS--Investments by money market funds are subject to limitations imposed under regulations adopted by the SEC. Under these regulations, money market funds may only acquire obligations that present minimal credit risks and that are "eligible securities," which means they are (i) rated, at the time of investment, by at least two nationally recognized statistical rating organizations (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or
(ii) rated according to the foregoing criteria in the second highest short-term rating category or, if unrated determined to be of comparable quality (a "second tier security"). A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and security that have a short-term rating.

STANDBY COMMITMENTS AND PUTS--Securities subject to standby commitments or puts permit the holder thereof to sell the securities at a fixed price prior to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price. However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable; therefore, the standby commitment or put would only have value to the Portfolio owning the security to which it relates. In certain cases, a premium may be paid for a standby commitment or put, which premium will have the effect of reducing the yield otherwise payable on the underlying security. The Portfolio will limit standby commitment or put transactions to institutions believed to present minimal credit risk.

VARIABLE AND FLOATING RATE INSTRUMENTS--Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature.Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices.The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market or remarketing agent making a market for such security.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES--When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these

16

securities may occur a month or more after the date of the purchase commitment. A Portfolio will maintain with the Custodian a separate account with liquid high grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to a Portfolio before settlement. These securities are subject to market fluctuations due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Portfolio generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities, a Portfolio may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Summary..........................   2
Expense Summary..................   3
Financial Highlights.............   4
The Portfolios and The Trust.....   5
Investment Objective.............   5
Investment Policies..............   5
General Investment Policies and
 Information.....................   7
Investment Limitations...........   7
The Adviser......................   8
The Administrator................   8
The Transfer Agent...............   9
The Distributor..................   9
Purchase and Redemption of
 Shares..........................   9
Computation of Yield.............  10
Taxes............................  10
General Information..............  12
Description of Permitted Invest-
 ments...........................  13